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                                                                  EXHIBIT 4.1

     COMMON STOCK                   [LOGO]                       COMMON STOCK
       [SYMBOL]                                                    [SYMBOL]

                                UROSURGE, INC.



                                                        SEE REVERSE FOR CERTAIN
DEFINITIONS                                             STATEMENTS

                                                               CUSIP 91728G 10 4

This Certifies that


is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                 UROSURGE, INC.

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and the Registrar.

         IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by facsimile of its duly authorized officers.


Dated:

/s/ Christopher H. Mitchell                Countersigned and Registered:
--------------------------------------
ASSISTANT SECRETARY
                                                    Transfer Agent and Registrar

/s/ David H. Maupin                        By:
--------------------------------------        ----------------------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER



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                                 UROSURGE, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM     -- as tenants in common               UNIF GIFT MIN ACT   --_____________Custodian____________
TEN ENT     -- as tenants by the entireties                                 (Cust)              (Minor)
JT TEN      -- as joint tenants with right of                           Under Uniform Gifts to Minors
               survivorship and not as tenants                          Act_______________________________
               in common                                                              (State)
                                                  UNIF TRF MIN ACT     --____________Custodian (until age   )
                                                                            (Cust)
                                                                         ____________under Uniform Transfers
                                                                            (Minor)
                                                                         to Minors Act____________________
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED, ____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
      OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


                                 X___________________________________

                                 X___________________________________

                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                 NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed


By_____________________________________
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED, GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.